Exhibit 23.3

Wood Group USA, Inc.

A third-party firm comprising mining experts

Wood Group USA, Inc.

17325 Park Row Houston

Texas 77084

USA

CONSENT OF WOOD GROUP USA, INC

Wood Group USA, Inc. (Wood) hereby states that it is a third-party firm comprising mining experts, including geologists and engineers, and is the firm responsible for authoring 1.1-1.18, 1.19.1, 1.19.2, 1.19.5, 1.20, 1.21, 1.22, 2-6, 7.1, 7.2, 8-12, 13.1, 13.4-13.6, 14, 15.1-15.4, 15.7-15.9, 16-21, 22.1-22.15, 22.16.1, 22.16.2, 22.17, 22.18, 23.1-23.5, 23.8, 23.9, 24, 25 of the technical report summary, titled “S-K 1300 Technical Report Summary Toquepala Operations, Tacna Department, Peru” current as at December 31, 2024, as signed by Wood (the “Technical Report Summary”).

Furthermore, Wood consents to:

(a)	the use of the Technical Report Summary by Southern Copper Corporation (”the “Company”) as an exhibit to and reference in the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “10-K”);

(b)	the use of and reference to Wood’s name, including Wood’s status as a third-party firm comprising mining experts, including geologists and engineers (as described in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“Subpart 1300”)), in connection with the 10-K and the Technical Report Summary;

(c)	the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by Wood, that is included or incorporated by reference in the 10-K; and

(d)	the incorporation by reference in the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statement on Form S-8 (Registration No. 333-150982) of the above items as included in the 10-K.

Dated 26 of February, 2026.

Signed on behalf of Wood Group USA, Inc.

/s/ Edwin Peralta

________________________________________________

By: Edwin Peralta

Technical Director, Mining & Geology

Authorized signor of Wood Group USA, Inc.

Geosyntec Consultants International, Inc.

A third-party firm comprising mining experts

Geosyntec Consultants International, Inc.

777 Yamato Road, Suite 600

Boca Raton, Florida 33431

USA

CONSENT OF GEOSYNTEC CONSULTANTS INTERNATIONAL, INC

Geosyntec Consultants International, Inc. (Geosyntec) hereby states that it is a third-party firm comprising mining experts, including geologists and engineers, and is the firm responsible for authoring chapters 1.19.3; 1.19.4; 1.22; 2.3; 2.4; 7.3; 7.4; 13.2; 13.3; 15.5; 15.6; 15.10; 22.16.3; 22.16.4; 22.18; 23.6; 23.7;

23.9; 24; 25.4; and 25.5 of the technical report summary, titled “Toquepala Operations, Peru, Technical Report Summary” current as at December 31, 2024, as signed by Geosyntec (the “Technical Report Summary”).

Furthermore, Geosyntec consents to:

(a)	the use of the Technical Report Summary by Southern Copper Corporation (”the “Company”) as an exhibit to and reference in the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “10-K”);

(b)	the use of and reference to Geosyntec’s name, including Geosyntec’s status as a third-party firm comprising mining experts, including geologists and engineers (as described in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“Subpart 1300”)), in connection with the 10-K and the Technical Report Summary;

(c)	the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by Geosyntec, that is included or incorporated by reference in the 10-K; and

(d)	the incorporation by reference in the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statement on Form S-8 (Registration No. 333-150982) of the above items as included in the 10-K.

Dated 26 of February 2026.

Signed on behalf of Geosyntec Consultants International, Inc.

/s/ Marlaina Auger

________________________________________________

Marlaina Auger

Canadian Operations Vice President

Authorized signor of Geosyntec Consultants International, Inc.